Exhibit 99.906 CERT

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Wells Fargo Funds Trust (the “Trust”), hereby certifies, to the best of her knowledge, that the Trust’s report on Form N-CSRS for the period ended November 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: January 15, 2004

/s/ Karla M. Rabusch

Karla M. Rabusch President Wells Fargo Funds Trust

Exhibit 99.906 CERT

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Wells Fargo Funds Trust (the “Trust”), hereby certifies, to the best of her knowledge, that the Trust’s report on Form N-CSRS for the period ended November 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: January 15, 2004

/s/ Stacie D. DeAngelo

Stacie D. DeAngelo Treasurer Wells Fargo Funds Trust